UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

Kiromic BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin, Suite 140

Houston, TX, 77054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 968-4888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KRBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07        Submission of Matters to a Vote of Security Holders

On March 7, 2023, Kiromic Biopharma, Inc. (the “Company”) held its Special Meeting of Stockholders (the “Special Meeting”).  A total of 11,756,187 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Special Meeting. The final results for each of the matters submitted to a vote of stockholders at the Special Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on January 25, 2023 are as follows:

Proposal 1.  The grant of discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-thirty (1-for-30) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year is approved by the stockholders:

For	Against	Abstain	Broker Non-Vote
11,276,965	447,527	31,695	1,753,718

Proposal 2. In accordance with Nasdaq Marketplace Rule 5635(d), the issuance of our common stock to YA II PN, Ltd. (“Yorkville”) in excess of the exchange cap of the Standby Equity Purchase Agreement dated October 13, 2022, by and between the Company and Yorkville (included in Appendix B to the proxy statement) is approved by the stockholders:

For	Against	Abstain
8,389,732	240,016	1,372,721

Proposal 3.  In accordance with Nasdaq Marketplace Rule 5635(d), the issuance of our common stock to the holder of the 25% Senior Secured Convertible Promissory Note (“the Holder”) in excess of the share cap of the Amended and Restated 25% Senior Secured Convertible Promissory Note and Security Agreement dated December 12, 2022, by and between the Company and the Holder (included in Appendix C to the proxy statement) is approved by the stockholders:

For	Against	Abstain
8,371,648	253,588	1,377,233

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiromic BioPharma, Inc.

Date: March 7, 2023	By:	/s/ Pietro Bersani
Pietro Bersani
Chief Executive Officer